~~___________________________________________________________________~~

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2010

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95‑4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California   90012
            (Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code:             (213) 625-4700

Not Applicable

 (Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

          On February 1, 2010, Cathay General Bancorp (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. (the “Underwriters”), providing for the offer and sale by the Company of 13,068,182 shares of its common stock, par value $0.01 per share, at a price to the public of $8.80 per share (the “Shares”).  The closing of the sale of the Shares, which is subject to customary closing conditions, is expected to occur on February 5, 2010.

          In addition, pursuant to the Purchase Agreement, the Company has granted to the Underwriters a 30-day option to purchase up to an additional 1,960,227 Shares.

          The Purchase Agreement includes representations, warranties and covenants by the Company customary for agreements of this nature. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Shares and customary contribution provisions in respect of those liabilities.

          The foregoing description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

          On February 2, 2010, the Company issued a press release announcing that it has priced the offering of the Shares as described in Item 1.01 above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

          The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

          This Current Report on Form 8-K is being filed, among other things, to incorporate by reference exhibits into the Company’s effective shelf registration statement on Form S-3, Registration No. 333-163070, and the prospectus dated November 19, 2009 included therein, the preliminary prospectus supplement relating thereto dated February 1, 2010, and the final prospectus supplement relating thereto dated February 1, 2010 in connection with the Company’s offering of the Shares pursuant to the Purchase Agreement, all as described under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1	Purchase Agreement, dated February 1, 2010, by and between Cathay General Bancorp, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in the opinion filed as Exhibit 5.1)

99.1	Press release, dated February 2, 2010*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2010

CATHAY GENERAL BANCORP

By:        /s/ Heng W. Chen

            Heng W. Chen

Executive Vice President and Chief Financial Officer